Income Tax - Disclosure of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Tax losses carried forward	$ 7,573	$ 6,838
Share-based payments	850	682
Less: Valuation allowance	(7,573)	(6,838)
Deferred tax assets net	850	682
Deferred tax liabilities
Acquired intangible assets	(2,638)	(3,677)
Outside basis difference	(486)	0
Others	(35)	(28)
Deferred tax liabilities net	$ (3,159)	$ (3,705)